                                                   EXHIBIT 10.2

Please Return To:
Remodelers National Funding Corp.
16901 Dallas Pkwy Ste 201
Dallas, TX 75248

                                                   Loan No.:

                        PURCHASE MONEY DEED OF TRUST

   THIS DEED OF TRUST is made this ___________________ day of _____________________________________, among the Grantor,


                                                         (herein "Borrower"),

                                     (herein "Trustee"), and the Beneficiary,

                                                , a corporation organized and
existing under the laws of                                 , whose address is
                                                            (herein "Lender")

   BORROWER, in consideration of the indebtedness herein recited and the trust herein created, irrevocably grants and conveys to Trustee, in trust, with power of sale, the following described property located in the County of
                                                          , State of Texas:








which has the address of                                                   ,
                                 [Street]                [City]
                              (herein "Property Address");
                   [ZIP Code]

   TOGETHER with all the improvements now or hereafter erected on the property, and all easements, rights, appurtenances and rents (subject however to the rights and authorities given herein to Lender to collect and apply such rents), all of which shall be deemed to be and remain a part of the property covered by this Deed of Trust; and all of the foregoing, together with said property (or the leasehold estate if this Deed of Trust is on a leasehold) are hereinafter referred to as the "Property";
   TO SECURE to Lender the repayment of the indebtedness evidenced by Borrower's note dated ________________________________________________ and extensions and renewals thereof (herein "Note"), in the principal sum of
U.S. $                               , with interest thereon, providing for
monthly installments of principal and interest, with the balance of the
indebtedness, if not sooner paid, due and payable on                          ;
the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Deed of Trust; and the performance of the covenants and agreements of Borrower herein contained.
   Borrower covenants that Borrower is lawfully seised of the estate hereby conveyed and has the right to grant and convey the Property, and that the Property is unencumbered, except for encumbrances of record. Borrower covenants that Borrower warrants and will defend generally the title to the Property against all claims and demands, subject to encumbrances of record.
   UNIFORM COVENANTS. Borrower and Lender covenant and agree as follows:
   1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal and interest indebtedness evidenced by the Note and late charges as provided in the Note.
   2. FUNDS FOR TAXES AND INSURANCE. Subject to applicable law or a written waiver by Lender, Borrower shall pay to Lender on the day monthly payments of principal and interest are payable under the Note, until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth of the yearly taxes and assessments (including condominium and planned unit development assessments, if any) which may attain priority over this Deed of Trust, and ground rents on the Property, if any, plus one-twelfth of yearly premium installments for hazard insurance, plus one-twelfth of yearly premium installments for mortgage insurance, if any, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof. Borrower shall not be obligated to make such payments of Funds to Lender to the extent that Borrower makes such payments to the holder of a prior mortgage or deed of trust if such holder is an institutional lender.

- -------------------------------------------------------------------------------
TEXAS - SECOND MORTGAGE - 6/82 - PURCHASE MONEY - FNMA/FHLMC UNIFORM INSTRUMENT
                                  FORM 3844A
- -------------------------------------------------------------------------------
                                  Page 1 of 4
LOGO-R-  -76(TX)(8912)   VMP MORTGAGE FORMS - (313) 293-8100 - (800) 521-7291
                                                               Initials:______

   If Borrower pays Funds to Lender, the Funds shall be held in an institution the deposits or accounts of which are insured or guaranteed by a federal or state agency (including Lender if Lender is such an institution). Lender shall apply the Funds to pay said taxes, assessments, insurance premiums and ground rents. Lender may not charge for so holding and applying the Funds, analyzing said account or verifying and compiling said assessments and bills, unless Lender pays Borrower interest on the Funds and applicable law permits Lender to make such a charge. Borrower and Lender may agree in writing at the time of execution of this Deed of Trust that interest on the Funds shall be paid to Borrower, and unless such agreement is made or applicable law requires such interest to be paid, Lender shall not be required to pay Borrower any interest or earnings on the Fund. Lender shall give to Borrower, without charge, an annual accounting of the Funds showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Deed of Trust.
   If the amount of the Funds held by Lender, together with the future monthly installments of Funds payable prior to the due dates of taxes, assessments, insurance premiums and ground rents, shall exceed the amount required to pay said taxes, assessments, insurance premiums and ground rents as they fall due, such excess shall be, at Borrower's option, either promptly repaid to Borrower or credited to Borrower on monthly installments of Funds. If the amount of the Funds held by Lender shall not be sufficient to pay taxes, assessments, insurance premiums and ground rents as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency in one or more payments as Lender may require.
   Upon payment in full of all sums secured by this Deed of Trust, Lender shall promptly refund to Borrower any Funds held by Lender. If under paragraph 16 hereof the Property is sold or the Property is otherwise acquired by Lender, Lender shall apply, no later than immediately prior to the sale of the Property or its acquisition by Lender, any Funds held by Lender at the time of application as a credit against the sums secured by this Deed of Trust.
   3. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Lender under the Note and paragraphs 1 and 2 hereof shall be applied by Lender first in payment of amounts payable to Lender by Borrower under paragraph 2 hereof, then to interest payable on the Note, and then to the principal of the Note.
   4. PRIOR MORTGAGES AND DEEDS OF TRUST; CHARGES; LIENS. Borrower shall perform all of Borrower's obligations under any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust, including Borrower's covenants to make payments when due. Borrower shall pay or cause to be paid all taxes, assessments and other charges, fines and impositions attributable to the Property which may attain priority over this Deed of Trust, and leasehold payments or ground rents, if any.
   5. HAZARD INSURANCE. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire, hazards included within the term "extended coverage," and such other hazards as Lender may require and in such amounts and for such periods as Lender may require.
   The insurance carrier providing the insurance shall be chosen by Borrower subject to approval by Lender; provided, that such approval shall not be unreasonably withheld. All insurance policies and renewals thereof shall be in a form acceptable to Lender and shall include a standard mortgage clause in favor of and in a form acceptable to Lender. Lender shall have the right to hold the policies and renewals thereof, subject to the terms of any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust.
   In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower.
   If the Property is abandoned by Borrower, or if Borrower fails to respond to Lender within 30 days from the date notice is mailed by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits, Lender is authorized to collect and apply the insurance proceeds at Lender's option either to restoration or repair of the Property or to the sums secured by this Deed of Trust.
   6. PRESERVATION AND MAINTENANCE OF PROPERTY; LEASEHOLDS; CONDOMINIUMS; PLANNED UNIT DEVELOPMENTS. Borrower shall keep the Property in good repair and shall not commit waste or permit impairment or deterioration of the Property and shall comply with the provisions of any lease if this Deed of Trust is on a leasehold. If this Deed of Trust is on a unit in a condominium or a planned unit development, Borrower shall perform all of Borrower's obligations under the declaration or covenants creating or governing the condominium or planned unit development, the by-laws and regulations of the condominium or planned unit development, and constituent documents.
   7. PROTECTION OF LENDER'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Deed or Trust, or if any action or proceeding is commenced which materially affects Lender's interest in the Property, then Lender, at Lender's option, upon notice to Borrower, may make such appearances, disburse such sums, including reasonable attorneys' fees, and take such action as is necessary to protect Lender's interest. If Lender required mortgage insurance as a condition of making the loan secured by this Deed of Trust, Borrower shall pay the premiums required to maintain such insurance in effect until such time as the requirement for such insurance terminates in accordance with Borrower's and Lender's written agreement or applicable law.
   Any amounts disbursed by Lender pursuant to this paragraph 7 with interest thereon, at the Note rate, shall become additional indebtedness of Borrower secured by this Deed of Trust. Unless Borrower and Lender agree to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof. Nothing contained in this paragraph 7 shall require Lender to incur any expense or take any action hereunder.
   8. INSPECTION. Lender may make or cause to be made reasonable entries upon and inspections of the Property, provided that Lender shall give Borrower notice prior to any such inspection specifying reasonable cause therefor related to Lender's interest in the Property.
   9. CONDEMNATION. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender, subject to the terms of any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust.
   10. BORROWER NOT RELEASED; FORBEARANCE BY LENDER NOT A WAIVER. Extension of the time for payment or modification of amortization of the sums secured by this Deed of Trust granted by Lender to any successor in interest of Borrower shall not operate to release, in any manner, the liability of the original Borrower and Borrower's successors in interest. Lender shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Deed of Trust by reason of any demand made by the original Borrower and Borrower's successors in interest. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any such right or remedy.

   1. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; CO-SIGNERS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 15 hereof. All covenants and agreements of Borrower shall be joint and several. Any Borrower who co-signs this Deed of Trust, but does not execute the Note, (a) is co-signing this Deed of Trust only to grant and convey that Borrower's interest in the Property to Trustee under the terms of this Deed of Trust, (b) is not personally liable on the Note or under this Deed of Trust, and (c) agrees that Lender and any other Borrower hereunder may agree to extend, modify, forbear, or make any other accommodations with regard to the terms of this Deed of Trust or the Note without that Borrower's consent and without releasing that Borrower or modifying this Deed of Trust as to that Borrower's interest in the property.
   12. NOTICE. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Deed of Trust shall be given by delivering it or by mailing such notice by certified mail addressed to Borrower at the Property Address or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be given by certified mail to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Deed of Trust shall be deemed to have been given to Borrower or Lender when given in the manner designated herein.
   13. GOVERNING LAW; SEVERABILITY. The state and local laws applicable to this Deed of Trust shall be the laws of the jurisdiction in which the Property is located. The foregoing sentence shall not limit the applicability of federal law to this Deed of Trust. In the event that any provision or clause of this Deed of Trust or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Deed of Trust or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Deed of Trust and the Note are declared to be severable. As used herein, "costs," "expenses" and "attorneys' fees" include all sums to the extent not prohibited by applicable law or limited herein.
   14. BORROWER'S COPY. Borrower shall be furnished a conformed copy of the Note and of this Deed of Trust at the time of execution or after recordation hereof.
   15. TRANSFER OF THE PROPERTY OR A BENEFICIAL INTEREST IN BORROWER. If all or any part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Deed of Trust. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Deed of Trust.
   If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Deed of Trust. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Deed of Trust without further notice or demand on Borrower.
   NON-UNIFORM COVENANTS. Borrower and Lender further covenant and agree as follows:
   16. ACCELERATION; REMEDIES. EXCEPT AS PROVIDED IN PARAGRAPH 15
HEREOF, UPON BORROWER'S BREACH OF ANY COVENANT OR AGREEMENT OF BORROWER
IN THIS DEED OF TRUST, INCLUDING THE COVENANTS TO PAY WHEN DUE ANY SUMS SECURED BY THIS DEED OF TRUST, LENDER PRIOR TO ACCELERATION SHALL GIVE
NOTICE TO BORROWER AND TO ANY OTHER PERSON REQUIRED BY APPLICABLE LAW AS PROVIDED IN PARAGRAPH 12 HEREOF SPECIFYING: (1) THE BREACH; (2) THE
ACTION REQUIRED TO CURE SUCH BREACH; (3) A DATE, NOT LESS THAN 10 DAYS
FROM THE DATE THE NOTICE IS MAILED TO BORROWER, BY WHICH SUCH BREACH MUST
BE CURED; AND (4) THAT FAILURE TO CURE SUCH BREACH ON OR BEFORE THE DATE SPECIFIED IN THE NOTICE MAY RESULT IN ACCELERATION OF THE SUMS SECURED BY THIS DEED OF TRUST AND SALE OF THE PROPERTY. THE NOTICE SHALL FURTHER
INFORM BORROWER OF THE RIGHT TO REINSTATE AFTER ACCELERATION AND THE
RIGHT TO BRING A COURT ACTION TO ASSERT THE NONEXISTENCE OF A DEFAULT OR
ANY OTHER DEFENSE OF BORROWER TO ACCELERATION AND SALE. IF THE BREACH IS
NOT CURED ON OR BEFORE THE DATE SPECIFIED IN THE NOTICE, LENDER, AT
LENDER'S OPTION, MAY DECLARE ALL OF THE SUMS SECURED BY THIS DEED OF
TRUST TO BE IMMEDIATELY DUE AND PAYABLE WITHOUT FURTHER DEMAND AND MAY
INVOKE THE POWER OF SALE AND ANY OTHER REMEDIES PERMITTED BY APPLICABLE
LAW. LENDER SHALL BE ENTITLED TO COLLECT ALL REASONABLE COSTS AND
EXPENSES INCURRED IN PURSUING THE REMEDIES PROVIDED IN THIS PARAGRAPH 16, INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEYS' FEES.
   IF LENDER INVOKES THE POWER OF SALE, LENDER OR TRUSTEE SHALL GIVE
NOTICE OF THE TIME, PLACE AND TERMS OF SALE BY POSTING WRITTEN NOTICE AT LEAST 21 DAYS PRIOR TO THE DAY OF THE SALE AT THE COURTHOUSE DOOR IN EACH
OF THE COUNTIES IN WHICH THE PROPERTY IS SITUATED. LENDER SHALL MAIL A
COPY OF THE NOTICE OF SALE TO BORROWER IN THE MANNER PRESCRIBED BY
APPLICABLE LAW. SUCH SALE SHALL BE MADE AT PUBLIC VENDUE BETWEEN THE
HOURS OF 10 O'CLOCK A.M. AND 4 O'CLOCK P.M. ON THE FIRST TUESDAY IN ANY MONTH. BORROWER AUTHORIZES TRUSTEES TRUSTEE TO SELL THE PROPERTY TO THE HIGHEST BIDDER FOR CASH IN ONE OR MORE PARCELS AND IN SUCH ORDER AS
TRUSTEE MAY DETERMINE. LENDER OR LENDER'S DESIGNEE MAY PURCHASE THE
PROPERTY AT ANY SALE.
   TRUSTEE SHALL DELIVER TO THE PURCHASER TRUSTEE'S DEED CONVEYING INDEFEASIBLE TITLE TO THE PROPERTY SO SOLD WITH COVENANTS OF GENERAL WARRANTY. BORROWER COVENANTS AND AGREES TO DEFEND GENERALLY THE
PURCHASER'S TITLE TO THE PROPERTY AGAINST ALL CLAIMS AND DEMANDS. THE RECITALS IN THE TRUSTEE'S DEED SHALL BE PRIMA FACIE EVIDENCE OF THE TRUTH
OF THE STATEMENTS MADE THEREIN. TRUSTEE SHALL APPLY THE PROCEEDS OF THE
SALE IN THE FOLLOWING ORDER: (A) TO ALL REASONABLE COSTS AND EXPENSES OF
THE SALE, INCLUDING, BUT NOT LIMITED TO, REASONABLE TRUSTEE'S AND
ATTORNEYS' FEES AND COSTS OF TITLE EVIDENCE; (B) TO ALL SUMS SECURED BY
THIS DEED OF TRUST; AND (C) THE EXCESS, IF ANY, TO THE PERSON OR PERSONS LEGALLY ENTITLED THERETO.
   IF THE PROPERTY IS SOLD PURSUANT TO THIS PARAGRAPH 16, BORROWER OR ANY PERSON HOLDING POSSESSION OF THE PROPERTY THROUGH BORROWER SHALL
IMMEDIATELY SURRENDER POSSESSION OF THE PROPERTY TO THE PURCHASER AT SUCH SALE. IF POSSESSION IS NOT SURRENDERED, BORROWER OR SUCH PERSON SHALL BE
A TENANT AT SUFFERANCE AND MAY BE REMOVED BY WRIT OF POSSESSION.
   17. BORROWER'S RIGHT TO REINSTATE. Notwithstanding Lender's acceleration of the sums secured by this Deed of Trust due to Borrower's breach, Borrower shall have the right to have any proceedings begun by Lender to enforce this Deed of Trust discontinued at any time prior to the earlier to occur of (i) the fifth day before sale of the Property pursuant to the power of sale contained in this Deed of Trust or (ii) entry of a judgment enforcing this Deed of Trust if: (a) Borrower pays
Lender all sums which would be then due under this Deed of Trust and the Note had no acceleration occurred; (b) Borrower cures all breaches of any other covenants or agreements of Borrower contained in this Deed of Trust; (c) Borrower pays all reasonable expenses incurred by Lender and Trustee in enforcing the covenants and agreements of Borrower contained in this Deed of Trust, and in enforcing Lender's and Trustee's remedies as provided in paragraph 16 hereof, including, but not limited to, reasonable attorneys' fees; and (d) Borrower takes such action as Lender may reasonably require to assure that the lien of this Deed of Trust, Lender's interest in the Property and Borrower's obligation to pay the sums secured by this Deed of Trust shall continue unimpaired. Upon such payment and cure by Borrower, this Deed of Trust and the obligations secured hereby shall remain in full force and effect as if no acceleration and occurred.
   18. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN
POSSESSION. As additional security hereunder, Borrower hereby assigns to Lender the rents of the Property, provided that Borrower shall, prior to acceleration under paragraph 16 hereof or abandonment of the Property, have the right to collect and retain such rents as they become due and payable.
   Upon acceleration under paragraph 16 hereof or abandonment of the Property, Lender, in person, by agent or by judicially appointed receiver shall be entitled to enter upon, take possession of and manage the Property and to collect the rents of the

[LOGO]-R- -76(TX) (8912)                                       FORM 3844A
                               Page 3 of 4                Initials: _____

Property including those past due. All rents collected by Lender or the receiver shall be applied first to payment of the costs of management of the Property and collection of rents, including, but not limited to, receiver's fees, premiums on receiver's bonds and reasonable attorney's fees, and then to the sums secured by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received.
     19. RELEASE. Upon payment of all sums secured by this Deed of Trust, Lender shall release this Deed of Trust without charge to Borrower. Borrower shall pay all costs of recordation, if any.
     20. SUBSTITUTE TRUSTEE. Lender, at Lender's option, with or without cause, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the county in which this Deed of Trust is recorded. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.
     21. SUBROGATION. Any of the proceeds of the Note used to take up outstanding liens against all or any part of the Property have been advanced by Lender at Borrower's request and upon Borrower's representation that such amounts are due and are secured by valid liens against the Property. Lender shall be subrogated to any and all rights, superior titles, liens and equities owned or claimed by any owner or holder of any outstanding liens and debts, regardless of whether said liens or debts are acquired by Lender by assignment or are released by the holder thereof upon payment.
     22. PARTIAL INVALIDITY. In the event any portion of the sums intended to be secured by this Deed of Trust cannot be lawfully secured hereby, payments in reduction of such sums shall be applied first to those portions not secured hereby. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected is interpreted so that any charge provided for in this Deed of Trust or in the Note, whether considered separately or together with other charges that are considered a part of this Deed of Trust and Note transaction, violates such law by reason of the acceleration of the indebtedness secured hereby, or for any other reason, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts of such interest or other charges previously paid to Lender in excess of the amounts permitted by applicable law shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note, or, at Lender's option, be refunded.
     23. PURCHASE MONEY DEED OF TRUST; VENDOR'S LIEN. The funds lent to Borrower under the Note secured hereby were used to pay all or part of the purchase price of the Property. The Note secured hereby also is primarily secured by the Vendor's Lien retained in the deed of even date herewith conveying the Property to Borrower, which Vendor's Lien has been assigned to Lender, this Deed of Trust being additional security therefor.

                        REQUEST FOR NOTICE OF DEFAULT
- ------------------------AND FORECLOSURE UNDER SUPERIOR-------------------------
                         MORTGAGE OR DEEDS OF TRUST

     Borrower and Lender request the holder of any mortgage, deed of trust or other encumbrance with a lien which has priority over this Deed of Trust to give Notice to Lender, at Lender's address set forth on page one of this Deed of Trust, of any default under the superior encumbrance and of any sale or other foreclosure action.
     IN WITNESS WHEREOF, Borrower has executed this Deed of Trust.


                                       ----------------------------------(Seal)
                                                                      -Borrower


                                       ----------------------------------(Seal)
                                                                      -Borrower


                                       ----------------------------------(Seal)
                                                                      -Borrower


                                       ----------------------------------(Seal)
                                                                      -Borrower

                                                           (Sign Original Only)


STATE OF TEXAS,                                   COUNTY SS:

     BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared


                                                                ,known to me
to be the person(s) whose name(s) _________________________ subscribed to the foregoing instrument, and acknowledging to me that ________________________ executed the same for the purpose and consideration therein expressed.
     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of _____________,
_____.


                                       ---------------------------------------
                                       Notary Public


- -----------(SPACE BELOW THIS LINE RESERVED FOR LENDER AND RECORDER)-----------






LOGO -R-  -76(TX)(8912)                   Page 4 of 4               FORM 3844A